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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K, into Heska Corporation's previously filed Registration Statement File No. 333-47129, Registration Statement File No. 333-30951, Registration Statement File No. 333-34111 and Registration Statement File No. 333-72155.

/S/ ARTHUR ANDERSEN LLP

Denver, Colorado
   March 23, 2000